UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2005

EYE CARE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27889	59-3206480
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1511 North Westshore Boulevard, Suite 925 Tampa, FL	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 289-5552

Not Applicable (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Pursuant to a private placement providing for the placement of up to one million dollars ($1,000,000) of six percent (6%) convertible debentures (the "Debentures"), the Company received an initial investment in excess of the minimum amount required under the SECURITIES PURCHASE AGREEMENT on March 28, 2005. The Debentures are convertible into shares of the Company's Class A Common Stock at a conversion price equal to seventy-five percent (75%) of the lowest closing bid price per share (as reported by Bloomberg, LP) of the Company's Class A Common Stock for the twenty (20) trading days immediately preceding the date of the conversion or as otherwise provided in the Debenture. The Debentures mature on the third anniversary of the Final Closing Date, as defined in the Securities Purchase Agreement.

The Company has agreed to file a registration statement to cover the resale of the shares of Class A Common Stock issuable upon conversion of the Debentures.

The Company shall issue the Debentures to less than thirty-five (35) accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 5.03.        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2004, the Company's Board of Directors approved, authorized and directed the Company to amend and restate its Certificate of Incorporation, as amended, in order to change the Company's name to a name that is more reflective of the Company's expanded business, and such change was authorized and approved by a majority-in-interest of the Company's stockholders on June 16, 2004. The Company has selected "The Amacore Group, Inc." as its new name, and the Company expects to file the Amended and Restated Certificate of Incorporation reflecting said name change on or about March 31, 2005.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Eye Care International, Inc. dated March 31, 2005
10.1	Securities Purchase Agreement (Convertible Debentures), dated as of March 28, 2005 by and among the Company and the investor parties thereto.
10.2	Form of Debenture, dated as of March 28, 2005 issued by the Company to the investors.
10.3	Registration Rights Agreement (Convertible Debentures), dated as of March 28, 2005 by and among the Company and the investor parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYE CARE INTERNATIONAL, INC. (Registrant)

Date: March 31, 2005	By:	/s/ Clark A. Marcus
Clark A. Marcus President and Chief Executive Officer

EXHIBIT INDEX

3.1	Amended and Restated Certificate of Incorporation of Eye Care International, Inc. dated March 31, 2005.

10.1	Securities Purchase Agreement (Convertible Debentures), dated as of March 28, 2005 by and among the Company and the investor parties thereto.

10.2	Form of Debenture, dated as of March 28, 2005 issued by the Company to the investors.

10.3	Registration Rights Agreement (Convertible Debentures), dated as of March 28, 2005 by and among the Company and the investor parties thereto.